June 2017 Delek US Holdings Inc. Investor Presentation

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger with Alon USA Energy Inc. (“Alon”) , integration and transition plans, synergies, opportunities, anticipated future performance and financial position, and other factors. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek US may not approve the issuance of new shares of common stock in the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Delek US' common stock or Alon's common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Delek US and Alon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, uncertainty related to timing and amount of future share repurchases and dividend payments, risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the southern United States; and other risks contained in Delek US’, Delek Logistics’ and Alon’s filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics each believe that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Strategic Combination with Financial Flexibility to Support Growth and Unlock Value 3 • Grown through opportunistic acquisitions across multiple market cycles • Expertise to invest in/improve operations • Strong balance sheet • Low cost reliable operator • Retail expertise/largest 7-Eleven licensee • Asphalt blending and marketing expertise • Historically capital constrained Creates a Permian Focused Refining System with Broadened Marketing Reach Ability to unlock approximately $95 million of synergies (3) and $78 million of Logistics EBITDA(3) Refining • 7th largest independent refiner • 4 locations – (2) TX, (1) AR, (1) LA • More than 300,000 bpd of crude throughput capacity • Near uniform technology and configuration • Colonial Pipeline space of 600,000 barrels per month • TEPPCO Pipeline space of 600,000 to 1.0m barrels per month(2) Retail • Integrated system supported by Big Spring refinery • Approximately 304 stores in central/west Texas and New Mexico • West Texas wholesale marketing business Asphalt • 15 terminals serving markets from Tennessee to the West Coast • Approaching 1,000,000 tons/year of sales Logistics • Consists of Delek Logistics Partners, LP (NYSE: DKL) • Drop-able logistics assets fuel 40%+ (1) increase in EBITDA and further supports double digit long term distribution growth • Material GP benefits Renewables • 3 plants / 61 million gal/yr of biodiesel capacity 1) Growth based on asphalt and Big Spring drop downs. Please see page 10 for additional information. 2) TEPPCO line space range based on allocation and seasonality through a year. Amounts will vary by month 3) Represents mid points of estimated ranges. Additional information provided on page 10 and page 14. Please see page 20 for a Logistics EBITDA reconciliation.

Consideration/ Valuation • All stock transaction for remaining 53% equity ownership • Each Alon USA Energy, Inc. (“Alon”) shareholder will receive 0.5040 shares of Delek US Holdings, Inc. (“Delek”) common stock, resulting in pro forma ownership of approximately 76% to Delek shareholders and approximately 24% to Alon shareholders. This represents a 5.6% premium above the 20 trading day volume weighted ratio through and including December 30, 2016 of 0.477 • $675 million enterprise value of 53% interest, including proportionate assumption of Alon net debt of approximately $152 million and $59 million of market value for the non-controlling interest in Alon USA Partners, LP Synergies • Anticipated annual synergies of $85 - $105 million • Target 3% to 5% capital expenditures savings due to increased scale • Expect to achieve synergies on a run-rate basis in 2018, the first full year after transaction close through a combination of commercial, operational, cost of capital and corporate synergies Financial Strength and Flexibility • Transaction expected to be highly accretive to Delek’s earnings per share in 2018 (1) • 0.9x combined Net Debt / 2017E EBITDA (2); Balance sheet creates the possibility for cost-of-capital synergies • New $150 million share repurchase authorization in effect, which does not have an expiration date Dropdown Inventory • DK can leverage relationship with DKL to take advantage of logistics value to be unlocked from ALJ • Estimated increase in dropdown inventory of approximately $70 to $85 million in EBITDA (3) • Provides improved visibility for DKL future growth and supports distribution growth • As DKL distribution increases, higher cash flow to Delek US through GP, IDR and LP ownership Growth Opportunities • Financial flexibility will provide opportunity to support growth initiatives • Evaluate organic growth projects created by refining project backlog • Explore options for value creation from larger asset base Timing / Closing Conditions • Expect to close on July 1, 2017 • Subject to customary closing conditions, including regulatory and shareholder approvals Transaction Highlights 4 1) Based on 2018 consensus estimates from Factset on 12/30/16 for DK and ALJ plus $95.0 million of pre-tax synergies. 2) Based on 9/30 balance sheet. Delek US cash includes $377 million of proceeds from the sales of the retail related asset before taxes related to the transaction. Taxes are expected to be paid in early 2017. Based on 2017 as of Dec. 2016 consensus estimates for DK and ALJ plus $75.0 million of synergies excluding cost of capital synergies. Will vary based on actual results. 3) Please see page 20 for a reconciliation of the logistics EBITDA.

Increased Scale and Asset Diversity Complementary Businesses with Strategically Located Assets; Increased Permian Basin Exposure 5 Alon USA Asset Overview(1) Refining • 147,000 bpd in total • Big Spring • 73,000 bpd • 10.5 complexity • Krotz Springs • 74,000 bpd • 8.4 complexity Retail • Approximately 304 stores • Southwest US locations • Largest licensee of 7- Eleven stores in the US Asphalt • 11 asphalt terminals located in TX, WA, CA, AZ and NV • Largest asphalt supplier in CA and second largest asphalt supplier in TX Alon USA Partners • ALJ owns 100% of the general partner and 81.6% of the limited partner interest interests in ALDW • ALDW owns the Big Spring refinery Delek US Asset Overview Refining • 155,000 bpd in total • El Dorado, AR • 80,000 bpd • 10.2 complexity • Tyler, TX • 75,000 bpd • 8.7 complexity Delek Logistics Partners • 9 terminals • Approximately 1,250 miles of pipeline • 8.5 million bbls of storage capacity • West Texas wholesale • Joint venture crude oil pipelines: RIO / Caddo 1) ALJ California refineries have not operated since 2012. Delek US Renewables • Biodiesel production: • Crossett, AR 12.3m gallon/yr • Cleburne, TX 10.6m gallon/yr Alon Renewables • Renewable Diesel • California – Alt Air 37.8m gallon capacity

1) Deutsche Bank Research, Permian Basin: “You are still the one” 11/28/16, breakeven based on flat natural gas of $3.00/MMbtu; NGLs priced 35% of WTI; regional commodity differential and 25% royalty. 2) EIA production data through May 15, 2017, Drilling Productivity Report; Baker Hughes rig count as of May 26, 2017. 3) WTI spot price as of June 5, 2017. 4) EIA production data through May 15, 2017, Drilling Productivity Report. 6 Crude Oil Production Grew Despite Rig Decline (2)Permian Basin Estimated Breakeven Crude Oil Price(1) Crude Oil Production % Change since Jan. 2015 (4) $37.77 $37.95 $36.55 $39.57 $39.60 $39.86 $41.76 $42.39 $43.90 $45.20 $45.42 $45.51 $47.57 $47.68 $47.87 $49.27 $52.01 $52.45 $53.87 $54.83 $56.96 $59.52 $70.80 $- $20 $40 $60 $80 Lower Sprayberry - N Midland Eagle Ford - Oil Window Upper Wolfcamp - S Midland Upper Wolfcamp - N Midland STACK - Oil Window Bakken - Core - McKenzie Upper Wolfcamp - C Reeves Avalon Oil - New Mexico Upper Wolfcamp - S Reeves Niobrara - Middle Core MRL SCOOP -- Springer Bone Spring - NM Jo Mill - N Midland Middle Sprayberry - N Midland Niobrara - Middle Core XRL Bone Spring, TX Wolfcamp - NM Bakken - non core Eagle Ford - Condensate Lower Wolfcamp - C Reeves STACK - Condensate Brushy Canyon - NM Cline - N Midland -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% Jan-15 May-15 Sep-15 Dec-15 May-16 Aug-16 Dec-16 May-17 % C h an ge s inc e Ja n . 2 0 1 5 Permian Eagle Ford Bakken 0 100 200 300 400 500 600 - 500 1,000 1,500 2,000 2,500 3,000 Jan-07 Jan-09 Feb-11 Mar-13 Apr-15 May-17 A ct ive Ri g C o u n t C ru d e O il P ro d . ( MBb l/d ) Rig Count Oil Prod. (MBbl/d) Permian WTI $47.25 (3) Production continued to grow through the downturn in crude oil prices; Improved Efficiencies Permian Basin Attractive Drilling Economics Support Growth

Permian Basin Activity Improving As production increases should widen the differential between Midland and Cushing 7 1) Source: Baker Hughes Drilling Rig report through June 2, 2017; EIA Drilling Productivity Report May 15, 2017. 2) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); contango of $1.25/bbl (2016); contango of $1.00 (1Q17); $0.54 (2Q17); $0.23 (3Q17), $0.17 (4Q17); $0.01 (1Q18) and $0.05 (2Q18). Source: Argus – as of June 2, 2017; NYMEX futures settle prices. 3) TPH Research report, “Oil Global Supply & Demand: Model Update”, Drillinginfo, EIA, - March 2017. Permian Basin Drilling Rig Count(1) and WTI Price $0 $20 $40 $60 $80 $100 $120 0 100 200 300 400 500 600 Ju l- 1 4 A u g- 1 4 Se p -1 4 O ct -1 4 N o v- 1 4 D e c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 A u g- 1 5 Se p -1 5 Oct -1 5 N o v- 1 5 D e c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n -1 6 Ju l- 1 6 A u g- 1 6 Se p -1 6 O ct -1 6 N o v- 1 6 D e c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 A p r- 1 7 M ay -1 7 Cur re n t WTI, $ p er b b l Ri g C o u n t Rig Count WTI, $/bbl -$7.00 -$6.00 -$5.00 -$4.00 -$3.00 -$2.00 -$1.00 $0.00 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 1 Q 1 7 A 2 Q 1 7 E 3 Q 1 7 E 4 Q 1 7 E 1 Q 1 8 E 2 Q 1 8 E S p er b b l. WTI Midland vs WTI Cushing, $/bbl (2) Permian Basin Crude Oil Production Growth (3) 0 1,000 2,000 3,000 4,000 5,000 2009 2011 2013 2015 2017E 2019E In 0 0 0 b p d Periods incl. backwardation/contango  Drilling rig count has increased since May 2016 and is approaching 365 rigs in early June  Improved efficiencies in the Permian Basin have benefitted rig production levels  Current differentials between Midland and Cushing have widened on the future curve into 2Q18  Forecast for continued production growth  Current takeaway pipeline capacity is adequate  Potential for tight production/takeaway capacity in future

Permian Basin Estimated Takeaway/Production Balance Current pipeline takeaway capacity adequate, but production growth may tighten balance 8Chart Source: Simmons & Company research, May 2017. Provided for illustrative purposes to show potential balance. Based on exit rate Permian production. Actual results will vary based on market conditions, timing of projects, etc  Additional factors to consider:  A pipeline utilization rate of 85% to 90% should be applied to capacity to account for operating rates  Transportation cost becomes a key consideration in decision to ship when MVCs expire on pipelines 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 0 0 0 b ar re ls p er d ay PAA Permian to Cushing Epic Permian to Corpus EPD Midland to Sealy PAA Cactus (Exp.) SXL Permian Express 3 MMP/PAA Bridgetex (Exp.) Permian Longview/ LA Ext.(PELA) PAA Cactus SXL Permian Express 2 MMP/PAA Bridgetex MMP Longhorn Amdel West Texas Gulf Centurion Basin Refining SCI Crude Production Case 1 SCI Crude Production Case 2

Combined System with Over 300,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) Refining System with Permian Based Crude Slate 9 Increased Scale and Position  Increased refining capacity from 155,000 bpd to a 302,000 bpd four refinery system:  Tyler (DK) – light crude refinery with access to Permian Basin and east Texas sourced crude  El Dorado (DK) – flexibility to process medium and light crude with access to Permian Basin, local Arkansas, east Texas and Gulf Coast crudes  Big Spring (ALJ/ALDW) – advantageous location in the Permian Basin  Krotz Springs(ALJ) -- crude slate includes Permian, local and Gulf Coast sources 1) Provided in the January 3, 2017 presentation announcing the Delek US and Alon Transaction. 2) TPH Research; Crude slate - TSO includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance Permian Crude Access as % of Crude Slate (2)  Combined access of approximate 207,000 barrels per day of Permian crude  Equates to approximately 75 million barrels per year  Leverage to a $1/bbl change in differential is approximate $75 million of EBITDA  Largest exposure to Permian crude of the independent refiners as percentage of crude slate 0% 20% 40% 60% 80% % o f cr u d e sl at e Combined Access to Permian Basin Crude (1) 90 117 207 61% 75% 69% 0% 20% 40% 60% 80% 0 50 100 150 200 250 ALJ DK Combined % o f C ru d e Sl at e In 0 0 0 b p d

Strong Platform for Logistics Growth Created by Combination Growing Logistics Assets Support Crude Sourcing and Product Marketing 10 Key Value Drivers • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) 2017E based on sell-side consensus per Factset as of 12/30/16. Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. 3) Please see page 20 for a reconciliation of EBITDA. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $112 $12 $34 $32 $190 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2017 DKL EBITDA (1) Asphalt Drop down Inventory Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, create significant cash flow to Delek • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Dropdown Item Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions)

11 Delek US GP and IDR Ownership is in DKL in the high splits Future Potential Dropdowns to DKL Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% • DKL Distribution was $0.69/unit for 1Q 2017 • DKL distribution growth target per LP unit of at least 10% annually through 2019 • Delek US Ownership: • 61% of LP Units • 2% GP Interest (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1) Combination of all Alon logistic assets, including asphalt, could potentially support growth to 2020 $28.1 $33.1 $38.3 $42.7 $47.0 $51.7 $56.8 $1.9 $5.0 $12.4 $18.8 $25.7 $33.2 $41.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2014 2015 2016 2017E 2018E 2019E 2020E Distribution - LP Distribution - GP $ in millions 2016 – 2020E GP distribution CAGR +35%

DKL: Increased Distribution with Conservative Coverage and Leverage 12 Distribution per unit has been increased seventeen consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Increased 84% through 1Q 2017 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 0.98x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Distributable Cash Flow Coverage Ratio (2)(3) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Revolver Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 27 for reconciliation. (3) 1Q17 based on total distributions payable on May 12, 2017. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016

Alon Transaction Expands Retail/ Wholesale System in Southwest Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas 13 Alon Refinery Legend: Big Spring Krotz Springs Branded license agreement and payment card location Branded company-operated and distributor location Unbranded supply available Phoenix Tucson El Paso Abilene Wichita Falls Albuquerque DKL served terminals • Combination diversifies asset base with Alon’s product marketing platform and 304 store retail system in Central/west Texas and New Mexico • Flexibility to sell product east and west of the refinery depending on market dynamics and can access the Phoenix and Tucson markets • Supplies ~640 branded sites, including substantially all of Alon’s retail sites • In 2015, wholesale fuel sales volumes totaled over 1 billion gallons • Extends Delek’s marketing reach beyond the west Texas wholesale business that serves terminals in San Angelo, Abilene, Odessa, and Aledo through DKL

Robust Synergy Opportunity from DK/ALJ Combination 14 Expect to achieve run-rate synergies of approximately $85 - $105 million in 2018 Commercial • Logistics, purchase and trading benefits from a larger platform • $20-$35 m Operational • Sharing of resources across the platform; improved insurance and procurement efficiencies • $13-$15 m Cost of Capital • Benefit from Delek US’ financial position to reduce interest expense through refinancing efforts • $19-$20 m Corporate • Reducing the number of public companies; consolidating functions to improve efficiencies • $33-$35 m Corporate Cost of Capital Operational Commercial $85-$105 ($ in millions)

 At March 31, 2017  Cash of $591.4 million; Debt of $824.9 million  Includes $392.0 million of debt at Delek Logistics (DKL)  Excluding DKL, Delek US’ net cash position was approximately $158.5 million  Closed sale of retail related assets for $535.0 million on Nov. 14, 2016  Plus $17.9 million net cash on hand and working capital adjustment  Paid $156.0 million of debt, $13.4 million prepayment fee and $4.6 million of transaction costs at closing  $378.9 million net cash proceeds before tax (2)  Improved financial flexibility  Capital allocation focused on cash returned to shareholders, acquisitions and capital program  $30 million DKL limited partner unit repurchase authorization(3)  $150 million DK share repurchase plan(3) Financial Highlights Cash Balance ($MM) (1) Capital Invested in the Business and Returned to Shareholders 15 $61 $40 $219 $590 $383 $430 $287 $689 $591 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Dividends Declared ($/share) $0.15 $0.15 $0.15 $0.21 $0.40 $0.60 $0.60 $0.60 $0.60 $0.18 $0.39 $0.55 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 $0.60 $0.60 $0.60 2009 2010 2011 2012 2013 2014 2015 2016 LTM 1Q17 Regular Special $37 $75 $42 $6 2013 2014 2015 2016 DK Share Repurchases ($MM) 1) Amounts prior to 4Q16 have been adjusted to removed cash associated the retail operations that were sold in November 2016. 2) Cash proceeds from retail sale before taxes. Estimated taxes to be in the first half of 2017. 3) These plans do not have expiration dates.

Financial Strength and Flexibility for the Combined Company Benefits from Delek’s financial position 16 Key Value Drivers • Combined balance sheet should have financial flexibility • Opportunity for cost of capital benefits from combination estimated to be approximately $20 million • Financial position allows capital allocation program to include: • Evaluation of organic growth opportunities of a larger company • Return cash to shareholders through dividends and share repurchases (1) Based on individual company filings as of 3/31/17. Projected capitalization based on Mar. 31, 2017 (1) Projected Capitalization (Based on Mar. 31 balance sheet) ($ in millions) Delek US Alon Combined Current Debt $84.4 $16.4 $100.8 Long-Term Debt 740.5 499.9 1,240.4 Total Debt $824.9 $516.3 $1,341.2 Cash ($591.4) ($186.1) ($777.5) Net Debt $233.5 $330.2 $563.7

17 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

18 Additional Information No Offer or Solicitation This communication relates to a proposed business combination between Delek US and Alon. This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between Delek US and Alon. In connection with the proposed transaction, Delek Holdco filed a registration statement on Form S-4 with the SEC (Registration Statement No. 333-216298), which was declared effective by the SEC on May 26, 2017. Delek US and Alon have filed a joint proxy statement/prospectus and will file other relevant documents concerning the proposed merger with the SEC. Delek US and Alon began mailing the definitive joint proxy statement/prospectus to their respective security holders on May 30, 2017. The definitive joint proxy statement/prospectus, dated May 30, 2017, contains important information about Delek US, Alon, the proposed merger and related matters. This communication is not a substitute for the proxy statement, registration statement, proxy statement/prospectus or any other documents that Delek US or Alon may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF DELEK US AND ALON ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S) AND/OR PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC's website, http://www.sec.gov. Copies of documents filed with the SEC by Delek US will be made available free of charge on Delek US’ website at http://www.delekus.com or by contacting Delek US’ Investor Relations Department by phone at 615-435-1366. Copies of documents filed with the SEC by Alon will be made available free of charge on Alon's website at http://www.alonusa.com or by contacting Alon's Investor Relations Department by phone at 972-367-3808. Participants in the Solicitation Delek US and its directors and executive officers, and Alon and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Delek US common stock and Alon common stock in respect of the proposed transaction. Information about the directors and executive officers of Delek US is set forth in the proxy statement for Delek US’ 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2017, and in the other documents filed after the date thereof by Delek US with the SEC. Information about the directors and executive officers of Alon is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on May 1, 2017, and in the other documents filed after the date thereof by Alon with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Appendix

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 20 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

Delek US Focused on Growth through Acquisitions (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail SegmentRefinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Assets P u rc h as e d Increased Gathering East and West Texas 21 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO for $535mm 2017 Definitive agreement to acquire rest of Alon USA 2017 Definitive agreement to acquire rest of Alon USA

22 Summary Organization Structure (1) As of December 31, 2016, a 5.1% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek. Market cap based on share prices on June 2, 2017. 94.9% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $782 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $1.7 billion 61.5% interest Alon USA NYSE: ALJ Market Cap: $978 million 47% interest

54% 55% 54% 55% 54% 55% 39% 39% 40% 40% 41% 40% 7% 6% 6% 5% 5% 5% 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 2016 1Q16 1Q17 Gasoline Diesel Petro/Other 62,304 65,523 60,704 70,773 Tyler Refinery Overview 23  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 kbpd Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 kbpd crude processing expansion completed in March 2015  Achieved 75 kbpd crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate 75,000 bpd niche refinery serving Tyler, Texas and surrounding area Total Production, bpd $4.63 $4.41 $4.52 $3.73 $4.24 $4.23 2013 2014 2015 2016 1Q16 1Q17 Operating Expense Per Barrel Sold Note: Delek US capture rate is defined as refining gross margin per barrel divided by WTI Gulf Coast 5-3-2 crack spread. 67,879 62,315

80,000 bpd refinery with crude slate flexibility to process light and medium gravity crudes El Dorado Refinery Overview 241) COPEC is a wholly owned subsidiary of Compania de Petroleos de Chile COPEC S.A, which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico. On Nov. 14, 2016 Delek US closed the transaction to sell its retail related business to COPEC.  Overview  Inland PADD III refinery located in Southern Arkansas  Flexible crude sourcing  Access to Gulf Cost crudes beginning in August 2016  Midland, local Arkansas, east Texas  Rail offloading capability  Mid Valley and Exxon North crude oil pipeline access  Ability to support a portion of retail fuel needs on direct/indirect basis through 18 month supply agreement with COPEC (1)  Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019  Pre-flash tower project improved light crude processing capability to approximately 80,000 bpd  Replaced FCC reactor with state of the art technology 49% 50% 52% 54% 57% 53% 38% 39% 37% 36% 36% 35% 11% 9% 8% 7% 5% 8% 3% 2% 3% 3% 2% 4% 0 0 0 1 1 1 1 2013 2014 2015 2016 1Q16 1Q17 Gasoline Diesel Asphalt Petro/Other 71,642 71,286 77,806 75,027 Total Production, bpd $4.06 $3.94 $3.97 $3.73 $4.00 $3.31 2013 2014 2015 2016 1Q16 1Q17 Operating Expense Per Barrel Sold 75,405 74,665

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 Fe b -1 0 Ma r- 1 0 A p r- 1 0 Ma y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 N o v -1 0 D e c -1 0 J a n -1 1 Fe b -1 1 Ma r- 1 1 A p r- 1 1 Ma y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 N o v -1 1 D e c -1 1 J a n -1 2 Fe b -1 2 Ma r- 1 2 A p r- 1 2 Ma y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 N o v -1 2 D e c -1 2 J a n -1 3 Fe b -1 3 Ma r- 1 3 A p r- 1 3 Ma y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 N o v -1 3 D e c -1 3 J a n -1 4 Fe b -1 4 Ma r- 1 4 A p r- 1 4 Ma y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 N o v -1 4 D e c -1 4 J a n -1 5 Fe b -1 5 Ma r- 1 5 A p r- 1 5 Ma y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 O c t- 1 5 N o v -1 5 D e c -1 5 J a n -1 6 Fe b -1 6 Ma r- 1 6 A p r- 1 6 Ma y -1 6 J u n -1 6 J u l- 1 6 A u g -1 6 S e p -1 6 O c t- 1 6 N o v -1 6 D e c -1 6 J a n -1 7 Fe b -1 7 Ma r- 1 7 A p r- 1 7 Ma y -1 7 J u n -1 7 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2016 data is as of June 2, 2017; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation (1) (2) (2) 25

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 11 M ay -1 1 Ju n -1 1 Ju l-1 1 A u g- 1 1 Se p -1 1 O ct-1 1 N o v- 1 1 De c- 1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 12 M ay -1 2 Ju n -1 2 Ju l-1 2 A u g- 1 2 Se p -1 2 O ct-1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 13 M ay -1 3 Ju n -1 3 Ju l-1 3 A u g- 1 3 Se p -1 3 O ct-1 3 N o v- 1 3 De c- 1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 14 M ay -1 4 Ju n -1 4 Ju l-1 4 A u g- 1 4 Se p -1 4 O ct-1 4 N o v- 1 4 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 15 M ay -1 5 Ju n -1 5 Ju l-1 5 A u g- 1 5 Se p -1 5 O ct-1 5 N o v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 16 M ay -1 6 Ju n -1 6 Ju l-1 6 A u g- 1 6 Se p -1 6 O ct-1 6 N o v- 1 6 De c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 A p r- 17 M ay -1 7 Ju n -1 7 Ju l-1 7 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 117,000 bpd of Midland crude in DK system 26 Source: Argus – as of June 2, 2017

DKL: Reconciliation of Cash Available for Distribution 27 (1) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013, 2014, 2015 and 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Note: May not foot due to rounding and annual adjustments that occurred in year end reporting. (dollars in millions, except coverage) 1Q13 (2) 2Q13(2) 3Q13(2) 4Q13(2) 2013 (2) 1Q14 (2) 2Q14(2) 3Q14(2) 4Q14(2) 2014 (2) 1Q15(2) 12Q15(2 3Q15(2) 4Q15(2) 2015 (2) 1Q16 2Q16 3Q16 4Q16 2016 (2) 1Q17 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $2.0 $18.7 $19.9 $8.9 $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.9 $30.8 $20.2 $1.3 $68.2 $26.4 $31.2 $29.2 $13.9 $100.7 $23.5 Accretion of asset retirement obligations (0.0) (0.1) (0.0) (0.1) (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) Deferred income taxes 0.0 0.0 (0.1) (0.3) (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - - 0.2 0.2 - Gain (Loss) on asset disposals - - - (0.2) (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - (0.0) - 0.0 (0.0) Changes in assets and liabilities 12.1 (4.9) (5.1) 6.3 8.3 3.4 (6.0) (1.6) 3.0 (1.2) 3.3 (7.3) 3.6 20.5 20.1 (5.4) (7.1) (10.0) 7.7 (14.9) (3.6) Maint. & Reg. Capital Expenditures (1.3) (1.1) (1.3) (1.8) (5.1) (0.8) (1.0) (0.8) (3.9) (6.5) (3.3) (3.9) (3.5) (2.7) (11.8) (0.7) (0.9) (0.7) (3.6) (5.9) (2.2) Reimbursement for Capital Expenditures 0.3 0.2 - 0.4 0.8 - - - 1.6 1.6 1.2 1.4 2.3 0.0 5.2 0.2 0.6 0.7 0.4 1.9 3.1 Distributable Cash Flow $13.1 $12.8 $13.4 $13.3 $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $16.8 $21.1 $22.6 $18.9 $81.3 $20.4 $23.7 $19.1 $18.5 $81.7 $20.6 Coverage (1) 1.39x 1.32x 1.35x 1.30x 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.23x 1.47x 1.50x 1.17x 1.37x 1.19x 1.31x 0.99x 0.90x 1.09x 0.98x Total Distribution (1) $9.4 $9.7 $9.9 $10.2 $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3 $20.5 $75.0 $21.0

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 28 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding.

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366